UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2016

ANTHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34637	20-1852016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2016, the Anthera Pharmaceuticals, Inc. (the “Company”) amended and restated the Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock previously filed with the Secretary of State of the State of Delaware on September 7, 2016 (“Certificate of Designation”) in connection with the Company’s designation of 17,000 shares of its authorized and unissued preferred stock as Series X Stock. A summary of the material terms of the amended and restated Certificate of Designation follows.

The conversion price for the Series X Stock (the “Conversion Price”) was revised such that, notwithstanding the formula for calculating the Conversion Price in the Certificate of Designation, the Conversion Price shall not be less than $0.60.

Further, the Company is not required to issue any shares of common stock upon conversion of any shares of Series X Stock to the extent that (i) the aggregate issuance of common stock will be greater than 8,385,828 shares or 19.99% of the total outstanding shares of the Company (the “Threshold Amount”) and (ii) the conversion has not been approved by the Company’s stockholders in accordance with the stockholder approval requirements of Nasdaq Marketplace Rule 5635(d) (a “Blocked Conversion”). In the event that a Blocked Conversion occurs after April 30, 2017, the holders of shares of Series X Stock who are not able to convert their Series X Stock in full because of the Blocked Conversion shall have the right to require the Company to redeem any or all of the Series X Stock that is ineligible for conversion at a redemption price equal to the product of: (x) the number of their shares underlying the to-be-redeemed Series X Stock, multiplied by (y) the two-day volume weighted average price of the Corporation’s common stock prior to the date of delivery of such notice of redemption.

The foregoing description of the amended and restated terms of the Series X Stock is only a summary and is qualified in its entirety by reference by the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2016	Anthera Pharmaceuticals, Inc.

	By:	/s/ May Liu
May Liu
Senior Vice President, Finance and Administration